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                                                                   EXHIBIT 10.51

               NOTICE OF ASSIGNMENT OF SUBORDINATED NOTE DUE 2000

            This Notice of Assignment of Subordinated Note Due 2000 is given as of this ___ day of September, 1996, by Telcom Ventures, L.L.C., a Delaware limited liability company (the "Company"), and LCC, L.L.C., a Delaware limited liability company ("LCC"), to MCI Telecommunications Corporation, a Delaware corporation (the "Investor").

            WHEREAS, the Investor is the holder of that certain Subordinated Note Due 2000 of the Company issued on June 28, 1994, and as amended on July 25, 1996, in the aggregate principal amount of $30,000,000 (the "Note");

            WHEREAS, under Section 4.1 of the Securityholders Agreement as amended on September 19, 1996, at the option of the Company and LCC, by written notice given to the Investor at any time prior to the effective date of an exchange of the Note, the Company may assign the Note to LCC; and

            WHEREAS, the effective date of an exchange of the Note has not yet occurred, and the Company and LCC desire to assign the Note to LCC, effective immediately prior to the merger of LCC into LCC International, Inc., ("LCC International"), a subsidiary of LCC (the "Merger"), in contemplation of an initial public offering of common stock by LCC International;

            NOW, THEREFORE, pursuant to Section 4.1 of the Amended Securityholders Agreement:

            1. Effective immediately prior to the Merger, the Company hereby assigns the Note to LCC.

            2. Effective upon such assignment, LCC hereby assumes the Note, and the Company is forever released and discharged from all obligations under the Note.

            3. The Company and LCC hereby request that the Investor enter into an amendment to the Note with them reflecting and consenting to such assignment and assumption.

            4. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note.
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            IN WITNESS WHEREOF, the undersigned have caused to be executed this
Notice of Assignment as of the day and year above written.

                                        TELCOM VENTURES, L.L.C.


                                        By: _______________________________
                                            Name:
                                            Title:


                                        LCC, L.L.C.


                                        By: ________________________________
                                            Name:
                                            Title: